MasterCard Incorporated Changes
to Net Revenues Presentation
•
Gross Assessments
•
Rebates and Incentives (contra-revenue)
•
Net Assessments
•
Gross Operations Fees:
–
Authorization, Settlement and Switch
–
Currency Conversion and Cross Border
–
Acceptance Development Fees
–
Warning Bulletin Fees
–
Connectivity
–
Consulting and Research Fees
–
Other Operations Fees
•
Rebates (contra-revenue)
•
Net Operations Fees
•
Net Revenue
•
Gross Revenue
–
Domestic Assessments
–
All Domestic Assessments
–
Acceptance Development Fees
–
Certain card fees (previously included in Other Operations Fees)
–
Cross-Border Volume Fees
–
All Cross-Border Assessments
–
Currency Conversion and Cross-Border Fees
–
Fees for U.S. acquirers accepting transactions from cardholders with non-U.S. issuers (previously included in Other Operations Fees)
–
Transaction Processing Fees
(for domestic and cross-
border transactions)
–
Authorization, Clearing and Settlement and Switch Fees
–
Connectivity Fees
–
Other Revenues
–
Revenue streams previously reported in Other Operations Fees
(except for those mentioned in other categories above), including:
–
Fraud Products and Services (including Warning Bulletin Fees)
–
Cardholder Services Fees
–
Consulting and Research Fees
•
Rebates and Incentives (contra-revenue)
–
Assessment Rebates and Incentives
–
Operations Fees Rebates
•
Net Revenue
Historical Presentation Modified Presentation
Exhibit 99.2
MasterCard Incorporated Changes
to Net Revenues Presentation
•
Gross Assessments
•
Rebates and Incentives (contra-revenue)
•
Net Assessments
•
Gross Operations Fees:
–
Authorization, Settlement and Switch
–
Currency Conversion and Cross Border
–
Acceptance Development Fees
–
Warning Bulletin Fees
–
Connectivity
–
Consulting and Research Fees
–
Other Operations Fees
•
Rebates (contra-revenue)
•
Net Operations Fees
•
Net Revenue